UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                     FORM 8K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: May 5, 1998



                           FARM FAMILY HOLDINGS, INC.
      A Delaware Corporation Commission File No. 1-11941 IRS No. 14-1789227

                   344 Route 9W, Glenmont, New York 12077-2910
                  Registrant's telephone number: (518) 431-5000

Item 5.  Other Events

         On May 4, 1998, Farm Family Holdings, Inc. issued a press release regarding the company's decision to exercise its option to acquire Farm Family Life Insurance Company.

Item 7.  Financial Statements and Exhibits


The following exhibits are filed as part of this report:

Exhibit Index

Exhibit 99    - Press Release


Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   FARM FAMILY HOLDINGS, INC.
                                         (Registrant)




  May 5, 1998                     /s/ Philip P. Weber
------------------            --------------------------------------
    (Date)                          Philip P. Weber
                                    President and CEO

                                                                    News Release




FOR IMMEDIATE RELEASE               CONTACT:  Timothy A. Walsh
                                              Executive Vice President - Finance
                                              & Treasurer
                                              (518) 431-5410

    Farm Family Holdings Provides Additional Pro Forma Financial Information
                    Regarding Acquisition of Farm Family Life

Glenmont, New York - May 4, 1998 - - On February 26, 1998, the Company's Board of Directors approved the exercise of the Company's option to acquire Farm Family Life Insurance Company ("Farm Family Life") pursuant to the terms of an Amended and Restated Option Purchase Agreement (the "Amended and Restated Option Purchase Agreement") among the Company and the shareholders of Farm Family Life.

The Company will pay an exercise price of $37.5 million to acquire Farm Family Life consisting of $31.5 million of the Company's common stock and $6 million stated value of the Company's 6-1/8% voting preferred stock, less certain expenses to be paid by Farm Family Life in connection with the acquisition on behalf of the shareholders of Farm Family Life. The proposed acquisition is subject to certain closing conditions, including the approval of the Company's stockholders and receipt of all required governmental approvals. The transaction is expected to be completed in the third quarter of 1998.

The unaudited pro forma selected consolidated financial data included as part of this press release gives effect to the acquisition of Farm Family Life using the purchase method of accounting as if the acquisition had occurred at the beginning of each period presented. The pro forma information is provided for informational purposes only and is not necessarily indicative of actual results that would have been achieved had the acquisition been consummated at the beginning of the period presented or of future periods. The unaudited selected pro forma consolidated financial data presented herein supplements the unaudited pro forma consolidated financial data provided in the Company's press release dated April 28, 1998.

Farm Family Holdings is the parent of Farm Family Casualty Insurance Company, a specialized, regional property and casualty insurer of farms, agricultural related businesses and residents and businesses of rural and suburban communities.



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Safe Harbor  Statement  under The Private  Securities  Litigation  Reform Act of
1995:
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management's
current  knowledge,  expectations,   estimates,  beliefs  and  assumptions.  The
forward-looking statements in this press release include, but are not limited to, statements with respect to the Company's potential acquisition of Farm Family Life, the impact of the potential acquisition of Farm Family Life on the earnings and shareholder value of the Company, statements of the plans and objectives of the Company or its management, and statements of future economic performance and assumptions underlying statements regarding the Company or its business. Readers are hereby cautioned that certain events or circumstances could cause actual results to differ materially from those estimated, projected, or predicted. The forward-looking statements in this press release are not guarantees of future performance and are subject to a number of important risks and uncertainties, many of which are outside the Company's control, that could cause actual results to differ materially. These risks and uncertainties include, but are not limited to, the results of operations of the Company and Farm Family Life, fluctuations in the market value of shares of the Company's common stock, the satisfaction of the closing conditions set forth in the Amended and Restated Option Purchase Agreement (which conditions include, but are not limited to, the approval of the Company's shareholders and receipt of all required government approvals), exposure to catastrophic loss, geographic concentration of loss exposure, general economic conditions and conditions specific to the property and casualty insurance industry, including its cyclical nature, regulatory changes and conditions, rating agency policies and practices, competitive factors, claims development and the impact thereof on loss reserves and the Company's reserving policy, the adequacy of the Company's reinsurance programs, developments in the securities markets and the impact thereof on the Company's investment portfolio and other risks listed from time to time in the Company's Securities and Exchange Commission filings, including the Form 10-K filed for the fiscal year ended December 31, 1997 and the Prospectus dated July 22, 1996. Accordingly, there can be no assurance that actual results will conform to the forward-looking statements in this press release.

















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


            Unaudited Pro Forma Selected Consolidated Financial Data
                  (dollars in millions, except per share data)

The following table sets forth selected unaudited pro forma consolidated financial information for the three months ended March 31, 1998 and for the year ended December 31, 1997, giving effect to the acquisition of Farm Family Life using the purchase method of accounting. Statement of Income and Balance Sheet Data give effect to the acquisition of Farm Family Life as if it occurred at the beginning of each period. The pro forma information is provided for informational purposes only and is not necessarily indicative of actual results that would have been achieved had the acquisition of Farm Family Life been consummated at the beginning of the period presented or of future results.



                                                                                Three Months
                                                                                   Ended            Year Ended
                                                                               March 31, 1998    December 31, 1997
Statement of Income Data:
Total revenues                                                                          $72.5             $279.4
Total losses, benefits and expenses                                                      60.9              221.4
                                                                          ---------------------------------------
Income before federal income tax expense                                                 11.6               58.0
Federal income tax expense                                                                3.7               19.8
                                                                          ---------------------------------------
Income before participating policyholders' interest                                       7.9               38.2
Participating policyholders' interest                                                     3.7               16.1
                                                                          ---------------------------------------
     Net income before preferred stock dividends                                          4.2               22.1
     Preferred stock dividends                                                            0.1                0.4
                                                                          ---------------------------------------
     Net income attributable to common shareholders                                      $4.1              $21.7
                                                                          ---------------------------------------
     Operating income                                                                    $4.0              $18.4
                                                                          ---------------------------------------
Per Share Data:
     Net income per common share - Diluted                                              $0.67              $3.57
                                                                          ---------------------------------------
     Operating income per common share - Diluted (1)                                    $0.65              $3.02
                                                                          ---------------------------------------
     Weighted average shares - Diluted (2)                                          6,126,148          6,095,597
                                                                          ---------------------------------------
Balance Sheet Data (at period end):
     Total assets                                                                     1,206.5                 --
     Participating policyholders' interest                                              109.1                 --
     Total liabilities                                                                1,036.8                 --
     Redeemable preferred stock                                                           5.9                 --
     Total shareholders' equity                                                         163.8                 --
                                                                          --------------------
Book value per share (2)                                                               $26.96                 --
                                                                          --------------------


(1) Operating income excludes the impact of realized investment gains (losses), non recurring changes, and the related taxes thereon.

(2) Weighted average shares and book value per share are computed as if the Closing of the acquisition of Farm Family Life had occurred on April 6, 1998, and assuming an average closing price of the Company's common stock of 37 9/32. The actual average closing price of the Company's common stock and the actual number of shares of the Company's common stock that will be issued in connection with the acquisition of Farm Family Life may vary significantly from these amounts.


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